EXHIBIT 99.3

GSR0405 - Price/Yield - A1

Balance       $172,000,000.00  Delay            24           LIBOR_6MO    1.2300
Coupon        3.624            Dated            4/1/2004     LIBOR_1YR    1.5200
Settle        4/30/2004        First Payment    5/25/2004      CMT_1YR    1.3400

                                                                          -----------------
Price                             5 CPR           10 CPR           20 CPR |         25 CPR|          30 CPR
                100-12            3.400            3.380            3.335 |          3.309|           3.279
                100-12               83               92              108 |            116|             124
                100-14            3.374            3.353            3.303 |          3.274|           3.242
                100-14               80               89              105 |            113|             120
                100-16            3.349            3.326            3.271 |          3.240|           3.204
                100-16               78               86              102 |            109|             117
                100-18            3.323            3.298            3.240 |          3.205|           3.167
                100-18               75               84               99 |            106|             113
                100-20            3.298            3.271            3.208 |          3.171|           3.129
                100-20               73               81               95 |            102|             109
                100-22            3.273            3.244            3.176 |          3.136|           3.092
                100-22               70               78               92 |             99|             105
                100-24            3.247            3.217            3.144 |          3.102|           3.055
                100-24               68               76               89 |             96|             102
                100-26            3.222            3.189            3.113 |          3.067|           3.017
                100-26               65               73               86 |             92|              98
                100-28            3.197            3.162            3.081 |          3.033|           2.980
                100-28               62               70               83 |             89|              94
                100-30            3.171            3.135            3.049 |          2.999|           2.943
                100-30               60               67               80 |             85|              90
------------------------------------------------------------------------------------------------------------
                101-00            3.146            3.108            3.018 |          2.965|           2.906
                101-00               57               65               76 |             82|              87
------------------------------------------------------------------------------------------------------------
                101-02            3.121            3.081            2.986 |          2.930|           2.868
                101-02               55               62               73 |             78|              83
                101-04            3.096            3.054            2.954 |          2.896|           2.831
                101-04               52               59               70 |             75|              79
                101-06            3.071            3.026            2.923 |          2.862|           2.794
                101-06               50               57               67 |             72|              76
                101-08            3.045            2.999            2.891 |          2.828|           2.757
                101-08               47               54               64 |             68|              72
                101-10            3.020            2.972            2.860 |          2.794|           2.720
                101-10               45               51               61 |             65|              68
                101-12            2.995            2.945            2.829 |          2.760|           2.683
                101-12               42               48               58 |             61|              64
                101-14            2.970            2.918            2.797 |          2.726|           2.646
                101-14               40               46               54 |             58|              61
                101-16            2.945            2.891            2.766 |          2.692|           2.609
                101-16               37               43               51 |             55|              57
                101-18            2.920            2.864            2.734 |          2.658|           2.573
                101-18               35               40               48 |             51|              53
                101-20            2.895            2.838            2.703 |          2.624|           2.536
                101-20               32               38               45 |             48|              50
                                                                          -----------------

                   WAL            2.604            2.416            2.064            1.901            1.747
              Mod Durn            2.445            2.274            1.952            1.802            1.660
      Principal Window    May04 - Feb07    May04 - Feb07    May04 - Feb07    May04 - Feb07    May04 - Feb07



Price                            40 CPR           50 CPR           60 CPR           70 CPR           75 CPR
                100-12            3.209            3.120            2.984            2.792            2.671    Yield
                100-12              137              145              149              142              136   Spread
                100-14            3.164            3.066            2.917            2.705            2.572    Yield
                100-14              132              140              142              134              126   Spread
                100-16            3.120            3.013            2.850            2.619            2.473    Yield
                100-16              128              135              135              125              116   Spread
                100-18            3.075            2.959            2.783            2.533            2.375    Yield
                100-18              123              129              129              116              106   Spread
                100-20            3.031            2.906            2.717            2.447            2.277    Yield
                100-20              119              124              122              108               96   Spread
                100-22            2.987            2.852            2.650            2.361            2.179    Yield
                100-22              114              119              115               99               86   Spread
                100-24            2.942            2.799            2.583            2.275            2.081    Yield
                100-24              110              113              109               91               77   Spread
                100-26            2.898            2.746            2.517            2.189            1.983    Yield
                100-26              106              108              102               82               67   Spread
                100-28            2.854            2.693            2.450            2.104            1.886    Yield
                100-28              101              103               95               73               57   Spread
                100-30            2.810            2.640            2.384            2.018            1.788    Yield
                100-30               97               97               89               65               47   Spread
---------------------------------------------------------------------------------------------------------------------
                101-00            2.765            2.587            2.317            1.933            1.691    Yield
                101-00               92               92               82               56               38   Spread
---------------------------------------------------------------------------------------------------------------------
                101-02            2.721            2.534            2.251            1.848            1.594    Yield
                101-02               88               87               75               48               28   Spread
                101-04            2.677            2.481            2.185            1.762            1.497    Yield
                101-04               84               81               69               39               18   Spread
                101-06            2.633            2.429            2.119            1.677            1.400    Yield
                101-06               79               76               62               31                8   Spread
                101-08            2.589            2.376            2.053            1.593            1.303    Yield
                101-08               75               71               56               22               -1   Spread
                101-10            2.546            2.323            1.987            1.508            1.207    Yield
                101-10               70               66               49               14              -11   Spread
                101-12            2.502            2.271            1.922            1.423            1.110    Yield
                101-12               66               60               42                5              -20   Spread
                101-14            2.458            2.218            1.856            1.339            1.014    Yield
                101-14               62               55               36               -3              -30   Spread
                101-16            2.414            2.166            1.790            1.254            0.918    Yield
                101-16               57               50               29              -11              -40   Spread
                101-18            2.371            2.113            1.725            1.170            0.822    Yield
                101-18               53               45               23              -20              -49   Spread
                101-20            2.327            2.061            1.659            1.086            0.726    Yield
                101-20               48               39               16              -28              -59   Spread


                   WAL            1.463            1.212            0.960            0.740            0.646
              Mod Durn            1.399            1.166            0.931            0.723            0.635
      Principal Window    May04 - Feb07    May04 - Feb07    May04 - Oct06    May04 - Mar06    May04 - Dec05


Swaps (4/5/04 close)
3MO            1.1400
6MO            1.2300
1YR            1.5200
2YR            2.2150
3YR            2.8062
4YR            3.2667
5YR            3.6372
6YR            3.9235
7YR            4.1529
8YR            4.3438
9YR            4.5057
10YR           4.6427


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0405 - Price/Yield - A2

Balance       $194,000,000.00  Delay            24           LIBOR_6MO    1.2300
Coupon        4.208            Dated            4/1/2004     LIBOR_1YR    1.5200
Settle        4/30/2004        First Payment    5/25/2004      CMT_1YR    1.3400

                                                                          -----------------
Price                             5 CPR           10 CPR           20 CPR |         25 CPR|          30 CPR
                100-12            4.075            4.053            3.998 |          3.966|           3.929
                100-12               69               88              124 |            141|             156
                100-14            4.059            4.034            3.975 |          3.939|           3.899
                100-14               68               86              121 |            139|             153
                100-16            4.043            4.016            3.951 |          3.913|           3.869
                100-16               66               85              119 |            136|             150
                100-18            4.027            3.998            3.928 |          3.886|           3.839
                100-18               64               83              117 |            133|             147
                100-20            4.011            3.980            3.905 |          3.860|           3.809
                100-20               63               81              114 |            131|             144
                100-22            3.994            3.961            3.881 |          3.834|           3.780
                100-22               61               79              112 |            128|             141
                100-24            3.978            3.943            3.858 |          3.807|           3.750
                100-24               59               77              110 |            125|             138
                100-26            3.962            3.925            3.835 |          3.781|           3.720
                100-26               58               75              107 |            123|             135
                100-28            3.946            3.907            3.812 |          3.755|           3.690
                100-28               56               74              105 |            120|             132
                100-30            3.930            3.889            3.788 |          3.729|           3.661
                100-30               55               72              103 |            118|             129
------------------------------------------------------------------------------------------------------------
                101-00            3.914            3.871            3.765 |          3.702|           3.631
                101-00               53               70              100 |            115|             126
------------------------------------------------------------------------------------------------------------
                101-02            3.898            3.852            3.742 |          3.676|           3.601
                101-02               51               68               98 |            112|             123
                101-04            3.882            3.834            3.719 |          3.650|           3.572
                101-04               50               66               96 |            110|             120
                101-06            3.866            3.816            3.696 |          3.624|           3.542
                101-06               48               65               93 |            107|             117
                101-08            3.850            3.798            3.673 |          3.598|           3.513
                101-08               47               63               91 |            105|             114
                101-10            3.834            3.780            3.650 |          3.572|           3.483
                101-10               45               61               89 |            102|             112
                101-12            3.818            3.762            3.627 |          3.546|           3.454
                101-12               43               59               86 |             99|             109
                101-14            3.803            3.744            3.603 |          3.520|           3.425
                101-14               42               57               84 |             97|             106
                101-16            3.787            3.726            3.580 |          3.494|           3.395
                101-16               40               56               82 |             94|             103
                101-18            3.771            3.708            3.558 |          3.468|           3.366
                101-18               39               54               80 |             92|             100
                101-20            3.755            3.690            3.535 |          3.442|           3.337
                101-20               37               52               77 |             89|              97
                                                                          -----------------

                   WAL            4.316            3.791            2.925            2.571            2.259
              Mod Durn            3.852            3.405            2.661            2.354            2.082
      Principal Window    May04 - Apr09    May04 - Apr09    May04 - Apr09    May04 - Apr09    May04 - Apr09



Price                            40 CPR           50 CPR           60 CPR           70 CPR           75 CPR
                100-12            3.832            3.697            3.532            3.327            3.198     Yield
                100-12              182              199              203              196              188    Spread
                100-14            3.793            3.645            3.464            3.240            3.099     Yield
                100-14              178              194              197              187              178    Spread
                100-16            3.754            3.594            3.397            3.153            3.000     Yield
                100-16              174              189              190              178              168    Spread
                100-18            3.715            3.542            3.330            3.067            2.901     Yield
                100-18              171              184              183              170              159    Spread
                100-20            3.676            3.490            3.262            2.980            2.803     Yield
                100-20              167              179              176              161              149    Spread
                100-22            3.637            3.439            3.195            2.894            2.704     Yield
                100-22              163              173              170              152              139    Spread
                100-24            3.599            3.387            3.128            2.808            2.606     Yield
                100-24              159              168              163              144              129    Spread
                100-26            3.560            3.336            3.061            2.721            2.508     Yield
                100-26              155              163              156              135              119    Spread
                100-28            3.521            3.284            2.994            2.635            2.410     Yield
                100-28              151              158              150              127              109    Spread
                100-30            3.482            3.233            2.928            2.550            2.312     Yield
                100-30              147              153              143              118              100    Spread
----------------------------------------------------------------------------------------------------------------------
                101-00            3.444            3.182            2.861            2.464            2.214     Yield
                101-00              143              148              136              109               90    Spread
----------------------------------------------------------------------------------------------------------------------
                101-02            3.405            3.131            2.794            2.378            2.117     Yield
                101-02              140              143              130              101               80    Spread
                101-04            3.367            3.080            2.728            2.293            2.020     Yield
                101-04              136              138              123               92               70    Spread
                101-06            3.328            3.029            2.661            2.208            1.922     Yield
                101-06              132              132              116               84               61    Spread
                101-08            3.290            2.978            2.595            2.122            1.825     Yield
                101-08              128              127              110               75               51    Spread
                101-10            3.251            2.927            2.529            2.037            1.728     Yield
                101-10              124              122              103               67               41    Spread
                101-12            3.213            2.876            2.463            1.952            1.631     Yield
                101-12              120              117               97               58               32    Spread
                101-14            3.175            2.825            2.397            1.867            1.535     Yield
                101-14              116              112               90               50               22    Spread
                101-16            3.136            2.774            2.331            1.783            1.438     Yield
                101-16              113              107               83               41               12    Spread
                101-18            3.098            2.724            2.265            1.698            1.342     Yield
                101-18              109              102               77               33                3    Spread
                101-20            3.060            2.673            2.199            1.613            1.246     Yield
                101-20              105               97               70               24               -7    Spread


                   WAL            1.705            1.265            0.961            0.740            0.647
              Mod Durn            1.597            1.204            0.926            0.720            0.632
      Principal Window    May04 - Oct08    May04 - Aug07    May04 - Oct06    May04 - Mar06    May04 - Dec05


Swaps (4/5/04 close)
3MO            1.1400
6MO            1.2300
1YR            1.5200
2YR            2.2150
3YR            2.8062
4YR            3.2667
5YR            3.6372
6YR            3.9235
7YR            4.1529
8YR            4.3438
9YR            4.5057
10YR           4.6427


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0405 - Price/Yield - A3

Balance       $169,000,000.00  Delay            24           LIBOR_6MO    1.2300
Coupon        4.602            Dated            4/1/2004     LIBOR_1YR    1.5200
Settle        4/30/2004        First Payment    5/25/2004      CMT_1YR    1.3400

                                                                          -----------------
Price                             5 CPR           10 CPR           20 CPR |         25 CPR|          30 CPR
                100-12            4.505            4.479            4.418 |          4.381|           4.333
                100-12               68               94              143 |            164|             187
                100-14            4.492            4.464            4.397 |          4.357|           4.305
                100-14               67               92              141 |            162|             184
                100-16            4.479            4.449            4.376 |          4.332|           4.276
                100-16               66               91              139 |            159|             181
                100-18            4.466            4.434            4.356 |          4.308|           4.248
                100-18               64               89              137 |            157|             179
                100-20            4.453            4.419            4.335 |          4.284|           4.220
                100-20               63               88              135 |            154|             176
                100-22            4.440            4.403            4.314 |          4.260|           4.191
                100-22               62               86              133 |            152|             173
                100-24            4.428            4.388            4.293 |          4.236|           4.163
                100-24               60               85              131 |            150|             170
                100-26            4.415            4.373            4.273 |          4.212|           4.135
                100-26               59               83              129 |            147|             167
                100-28            4.402            4.358            4.252 |          4.188|           4.106
                100-28               58               82              126 |            145|             164
                100-30            4.389            4.343            4.231 |          4.164|           4.078
                100-30               57               80              124 |            142|             162
------------------------------------------------------------------------------------------------------------
                101-00            4.376            4.328            4.211 |          4.140|           4.050
                101-00               55               79              122 |            140|             159
------------------------------------------------------------------------------------------------------------
                101-02            4.363            4.313            4.190 |          4.116|           4.022
                101-02               54               77              120 |            138|             156
                101-04            4.351            4.298            4.170 |          4.092|           3.994
                101-04               53               76              118 |            135|             153
                101-06            4.338            4.283            4.149 |          4.069|           3.966
                101-06               51               74              116 |            133|             150
                101-08            4.325            4.268            4.129 |          4.045|           3.938
                101-08               50               73              114 |            130|             148
                101-10            4.312            4.253            4.108 |          4.021|           3.910
                101-10               49               71              112 |            128|             145
                101-12            4.300            4.238            4.088 |          3.997|           3.882
                101-12               48               70              110 |            126|             142
                101-14            4.287            4.223            4.067 |          3.973|           3.854
                101-14               46               68              108 |            123|             139
                101-16            4.274            4.208            4.047 |          3.950|           3.826
                101-16               45               67              106 |            121|             136
                101-18            4.261            4.193            4.026 |          3.926|           3.798
                101-18               44               65              104 |            119|             134
                101-20            4.249            4.178            4.006 |          3.902|           3.770
                101-20               42               64              102 |            116|             131
                                                                          -----------------

                   WAL            5.652            4.742            3.394            2.889            2.417
              Mod Durn            4.814            4.087            2.994            2.578            2.189
      Principal Window    May04 - Mar11    May04 - Mar11    May04 - Mar11    May04 - Mar11    May04 - Aug10



Price                            40 CPR           50 CPR           60 CPR           70 CPR           75 CPR
                100-12            4.213            4.072            3.899            3.685            3.550     Yield
                100-12              221              237              240              232              224    Spread
                100-14            4.174            4.020            3.831            3.597            3.451     Yield
                100-14              217              232              234              223              214    Spread
                100-16            4.134            3.967            3.763            3.510            3.351     Yield
                100-16              213              227              227              214              204    Spread
                100-18            4.095            3.915            3.695            3.423            3.252     Yield
                100-18              209              221              220              205              194    Spread
                100-20            4.056            3.863            3.628            3.336            3.153     Yield
                100-20              205              216              213              197              184    Spread
                100-22            4.016            3.811            3.560            3.249            3.054     Yield
                100-22              201              211              206              188              174    Spread
                100-24            3.977            3.759            3.493            3.163            2.955     Yield
                100-24              197              206              200              179              164    Spread
                100-26            3.938            3.708            3.425            3.076            2.856     Yield
                100-26              193              201              193              171              154    Spread
                100-28            3.899            3.656            3.358            2.989            2.758     Yield
                100-28              189              195              186              162              144    Spread
                100-30            3.860            3.604            3.291            2.903            2.659     Yield
                100-30              185              190              179              153              135    Spread
----------------------------------------------------------------------------------------------------------------------
                101-00            3.821            3.552            3.223            2.817            2.561     Yield
                101-00              181              185              173              145              125    Spread
----------------------------------------------------------------------------------------------------------------------
                101-02            3.782            3.501            3.156            2.731            2.463     Yield
                101-02              178              180              166              136              115    Spread
                101-04            3.743            3.449            3.089            2.645            2.365     Yield
                101-04              174              175              159              128              105    Spread
                101-06            3.704            3.398            3.023            2.559            2.267     Yield
                101-06              170              170              153              119               95    Spread
                101-08            3.665            3.346            2.956            2.473            2.170     Yield
                101-08              166              164              146              110               86    Spread
                101-10            3.627            3.295            2.889            2.387            2.072     Yield
                101-10              162              159              139              102               76    Spread
                101-12            3.588            3.244            2.822            2.302            1.975     Yield
                101-12              158              154              133               93               66    Spread
                101-14            3.549            3.193            2.756            2.216            1.878     Yield
                101-14              154              149              126               85               56    Spread
                101-16            3.511            3.142            2.690            2.131            1.780     Yield
                101-16              150              144              119               76               47    Spread
                101-18            3.472            3.091            2.623            2.046            1.684     Yield
                101-18              147              139              113               68               37    Spread
                101-20            3.434            3.040            2.557            1.961            1.587     Yield
                101-20              143              134              106               59               27    Spread


                   WAL            1.700            1.262            0.958            0.738            0.645
              Mod Durn            1.582            1.195            0.919            0.715            0.628
      Principal Window    May04 - Oct08    May04 - Aug07    May04 - Oct06    May04 - Mar06    May04 - Dec05

Swaps (4/5/04 close)
3MO            1.1400
6MO            1.2300
1YR            1.5200
2YR            2.2150
3YR            2.8062
4YR            3.2667
5YR            3.6372
6YR            3.9235
7YR            4.1529
8YR            4.3438
9YR            4.5057
10YR           4.6427

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